                                                                   EXHIBIT 10.12

                        [FLEET NATIONAL BANK LETTERHEAD]



December 15, 2000

Edward P. Smoot
President and Chief Executive Officer
Anacomp, Inc.
12365 Crosthwaite Circle
Poway, California 92064

Re:  FORBEARANCE AND STANDSTILL AGREEMENT

     Reference is made to that certain Forbearance Agreement (the "Forbearance Agreement") dated as of November 15, 2000 by and among Anacomp, Inc. (the "Borrower"), the Banks party thereto (the "Banks") and Fleet National Bank, f/k/a BankBoston, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used herein and not specifically defined herein shall have the meanings ascribed to them in the Forbearance Agreement.

     The Borrower has requested that the Agent and the Banks consent to making the following two amendments to the Forbearance Agreement. The first amendment will delete paragraph 4(b) of the Forbearance Agreement and replace it in its entirety with the following paragraph:

     "(b) The Borrower shall not, and shall not permit itself or any of its Subsidiaries to, at any time directly or indirectly provide funds to the docHarbor Subsidiary in excess of the amount for the applicable period of time set forth in the budget (the "docHarbor Budget") attached hereto as Schedule B. If the Borrower has not entered into an agreement in principle in writing providing for a recapitalization, sale or other disposition of the docHarbor Subsidiary (which for the purposes of this paragraph 4(b) shall include the docHarbor business unit of the Borrower if the proposed transfer of assets set forth in paragraph 4(a) above has not occurred) in form and substance reasonably satisfactory to the Agent and Majority Banks by January 15, 2001, then the Borrower shall deliver to the Agent and Banks by such date a new budget of the Borrower for the purpose of reintegrating into the Borrower only those parts of the docHarbor Subsidiary which are integral to the Document Solutions business unit of the Borrower (the "Reintegration Budget"), which Reintegration Budget shall then be negotiated between the Borrower and the Agent until the Reintegration Budget is in form and substance reasonably satisfactory to the Agent and Majority Banks. Thereafter, the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, provide funds to the docHarbor Subsidiary in excess of the amount for the applicable time period set forth in the Reintegration Budget."

     The next amendment will delete Schedule B to the Forbearance Agreement and replace it in its entirety with the new Schedule B, attached hereto as such.

     The Agent on behalf of and with the consent of Majority Banks hereby consents to the foregoing amendments to the Forbearance Agreement. All other terms, conditions and provisions of the Forbearance Agreement and the other Loan Documents are and shall remain in full force and effect.

     This letter agreement shall constitute an amendment to the Forbearance Agreement and may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     Each of the parties hereto represents and warrants to the other parties as of the date hereof that it has full power and authority to enter into this letter agreement and the transactions contemplated hereby, and this letter agreement and such transactions contemplated hereby have been fully and validly authorized, are the legal, valid and binding obligations of such party, enforceable against such party in accordance with its terms, and are not in contravention of any law, order or contract, indenture, loan agreement, note or any other instrument or agreement by which it is bound and does not require any consent, notice or filing of any kind.

     Please indicate your agreement by signing below.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                            Very truly yours,

                                            FLEET NATIONAL BANK,
                                            f/k/a BankBoston, N.A., as Agent
                                            and Bank


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


AGREED TO AND ACCEPTED
as of the date first written above:

ANACOMP, INC., as Borrower


By:
    ----------------------------------------
      Name:
            --------------------------------
      Title:
             -------------------------------

                                   SCHEDULE B

                                docHARBOR BUDGET